UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 South Post Oak Lane
Suite 405
Houston, TX

(address of principal executive offices)

77056
(zip code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously disclosed, on November 9, 2018 (the “Closing Date”), U.S. Well Services, Inc. (f/k/a Matlin & Partners Acquisition Corporation) (the “Company”) consummated the previously announced business combination with USWS Holdings LLC, a Delaware limited liability company (“USWS Holdings”), pursuant to that certain Merger and Contribution Agreement, dated as of July 13, 2018, among the Company, USWS Holdings, and the other parties thereto (the “Business Combination”).

Following the consummation of the Business Combination, on November 27, 2018, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was dismissed. The Audit Committee of the Board of Directors of the Company intends to engage KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Prior to the completion of the Business Combination, KPMG served as the independent auditor of U.S. Well Services, LLC, the wholly owned subsidiary of USWS Holdings.

The report of Withum on the Company’s financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to Matlin & Partners Acquisition Corporation’s ability to continue as a going concern if it did not complete a business combination by March 19, 2019. During the year ended December 31, 2017 and for the period from March 10, 2016 (inception) through December 31, 2016, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreement in its reports and (ii) there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Withum with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Withum’s letter, dated November 27, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter of WithumSmith+Brown, PC to the Securities and Exchange Commission dated November 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.
Date: November 28, 2018	By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer